May 17, 2007 BRE Properties, Inc. 37th Annual Meeting of Shareholders The Stuart at Sierra Madre Villa Exhibit 99.1

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions.
The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent
Annual Report on Form 10-K and quarterly reports on Form 10-Q.
Safe Harbor Statement

Annual Meeting Agenda
9:30 a.m. Welcome and Call to Order
9:30-10:00 a.m.
1. Review Agenda
Robert Fiddaman
2. Chairman’s Comments
3. Official Business
- Review of Proxy Items No. 1 and No. 2
- Voting and Report: Inspector of Elections
4. Adjournment of Formal Meeting
9:45 a.m. CEO’s Report Constance B. Moore
10:15 a.m. Q&A Constance B. Moore
10:30 a.m. Annual Meeting Concludes
10:30-11:30 a.m. Property Tour

BRE Board of Directors
Robert A. Fiddaman*, Chairman
President
Calistoga Affordable Housing, Inc.
Roger P. Kuppinger*
President
The Kuppinger Co.
Irving F. Lyons, III*
Former Vice Chairman
ProLogis
Edward E. Mace*
President
Mace Pacific Holding Co., LLC
Christopher J. McGurk*
CEO
Overture Films
Matthew T. Medeiros*
President & CEO
SonicWALL, Inc.
Constance B. Moore
President & CEO
BRE Properties, Inc.
Jeanne R. Myerson*
President & CEO
The Swig Company
Gregory M. Simon*
Private Investor
*Denotes Independent Director

BRE Executive Officers
Constance B. Moore
President & Chief Executive Officer
Edward F. Lange, Jr.
Executive VP, Chief Operating Officer & Chief Financial Officer
Bradley P. Griggs
Executive VP, Chief Investment Officer
Deirdre A. Kuring
Executive VP, Asset Management

Shareholder Proposals 1. Election of Directors. 2. Ratification of selection of Ernst & Young LLP as Independent Auditors.

CEO’s Report

2002
2006
$2,823
$2,112
$2,233
$2,519
$2,704

2002
2006
$364.6
$278.2
$277.1
$300.4
$329.3

2006 Performance Total Assets / $ Millions Total Revenues / $ Millions

2002
2006
$2.67
$2.60
$2.13
$2.10
$2.15

2002
2006
$2.05
$1.95
$1.95
$1.95
$2.00

Total Revenues / $ Millions 2006 Performance Funds from Operations (FFO) Per Share / $ Dollars

2006
$5.26
Billion
Unsecured Debt ... $1.41 / 27%
Secured Debt .... $0.26 / 5%
Preferred Stock ... $0.25 / 5%
Common Equity ... $3.34 / 63%

2002
2006
$65.02
$31.20
$33.40
$40.31
$45.48

Share Price at December 31 / $ Dollars 2006 Performance Market Capitalization at December 31, 2006 / $ Billions

Five [Keys to Outperformance]
• A tactical guide, measure of performance
• Each metric has targets for next 3-5 years
• Strategic Market Focus
• FFO Growth—Internal and External
• EVA Spread
• Capital Recycling
• Capital Structure
• Goal: Top-of-industry returns for shareholders

three- to five-year target: percentage of total net operating income (NOI):	2006 results: percentage of total NOI:
CA	90%	81%
Southern California	60%	57%
Northern California	30%	24%

Our Strategic Market Focus

same-store growth component	three- to five-year average target	2006 results:
revenues	5.0%	6.2%
NOI	6.5%	5.9%

FFO Growth—Internal

development pipeline component	$ invested / estimated cost	expected stabilized yields
• 2006 Completed Projects: The Heights, Chino Hills, CA Bridgeport Coast, Santa Clarita, CA Galleria at Towngate, Moreno Valley, CA	= $121M	6.8–8.0%
The Pipeline: • Construction in Progress • Land Under Development • Land Under Contract	= $1.4B	7.0–8.0%
Southern California	2,560 Units	
Northern California	1,123 Units	
Washington	359 Units

FFO Growth—External

NOI Growth internal + external = double-digit NOI growth

target EVA spread:

150–200

basis points

above WACC

increase in EVA spread 2005–2006:

100→160

basis points

above WACC

at 150 basis points:

= beats expectations and creates value

BRE is well on its way to outperformance

EVA Spread

three- to five-year average

<$75M/yr

2006 results:

$235M

Denver $172M

Phoenix $63M

Capital Recycling

three- to five-year average target

LEVERAGE:

<50%

gross assets

or 30–35% total market cap

INTEREST COVERAGE:

≥3.0X

2006 results:

LEVERAGE:

52%

gross assets

or 32% total market cap

INTEREST COVERAGE:

2.7X

Capital Structure

Our Development Pipeline
Construction Starts
Development Deployed Units Delivered
Target Volume = $250 - $300 Million Per Year
$483
$219
$306
$0
$0
$255
$216
$253
$236
$140
$188
$199
$289 $287
$370
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
2007 2008 2009 2010 2011

The Stuart at Sierra Madre Villa
Pasadena, CA
• Type: Podium
• Units: 188
• Site/Density: 3.13 acres; 60 units/acre
• Stories: Four over two levels of parking
• First Units Delivered: 2Q 2007
• Estimated Completion: 3Q 2007
• Estimated Investment: $57.1 million
• Cost per unit: $303,723
• Expected stabilized yield: 7.2%

Renaissance at Uptown Orange
Orange, CA
• Type: Wrap
• Units: 460
• Site/Density: 11.5 acres; 40 units/acre
• First Units Delivered: Q1/07
• Completion: Q1/08
• Investment: $114.7 million
• Cost per unit: $249,347
• Expected stabilized yield: 8.3%

Avenue 64
Emeryville, CA
• Type: Podium
• Units: 224
• Site/Density: 3.1 acres; 72 units/acre
• First Units Delivered: Q3/07
• Estimated Completion: Q1/08
• Investment: $66.3 million
• Cost per unit: $295,982
• Expected stabilized yield: 6.8%

Taylor 28
Seattle, WA
• Type: Podium
• Units: 197
• Site/Density: 1.2 acres; 166 units/acre
• Project Start: Q2/07
• Investment: $58.4 million
• Cost per unit: $296,447
• Expected stabilized yield: 6.8%

Wilshire La Brea
Los Angeles, CA
• Type: Mid-Rise
• Units: 645
• Site/Density: 3.3 acres; 196 units/acre
• Project Start: 2H/ 2008
• Investment: $320.3 million
• Retail Space: 42,500 sq. ft.
• Cost per unit: $496,589
• Expected stabilized yield: 7.7%

Q & A Life is good.

Non-GAAP Reconciliation
2006 2005 2004 2003 2002
Net income available to common
shareholders
$ 102,322 $   63,075 $   61,427 $   70,175 $   87,171
Plus:
Net gain on sales of discontinued
operations
(38,302) (26,897) (19,925) (23,147) (14,929
Depreciation from continuing
operations 74,834 71,035 56,568 45,270 35,568
Depreciation from discontinued
operations — 3241 7644 8082 11967
Depreciation related to
unconsolidated entities
844 836 1013 1094 1332
Minority interest convertible into
common shares
1,976 2,040 1,915 2,216 2,963
Funds from operations (FFO)
1
$ 141,674 $ 113,330 $ 108,642 $ 103,690 $ 124,072
Weighted average shares
outstanding—diluted (EPS)
52,150 51,790 50,825 47,445 46,210
Net income per common share -
diluted
1.96 $      1.22 $      1.21 $      1.48 $      1.89 $
Weighted average shares
outstanding—diluted (FFO)
53,125 52,810 51,810 48,590 47,770
FFO per common share - diluted
2.67 $      2.15 $      2.10 $      2.13 $      2.60 $

May 17, 2007 BRE Properties, Inc. 37th Annual Meeting of Shareholders The Stuart at Sierra Madre Villa